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                             EXCELSIOR FUNDS, INC.
                                (the "Company")

                                Small Cap Fund

                        Supplement dated March 25, 2002
                    to the Prospectus dated August 1, 2001
        (as revised August 27, 2001 and supplemented November 9, 2001)

   Effective March 25, 2002, the Company's Small Cap Fund will be managed by Douglas H. Pyle. As a result, the third paragraph under the "Portfolio Managers" section on page 26 of the Prospectus is revised as follows:

      All investment decisions for the Large Cap Growth Fund, Optimum Growth Fund, Mid Cap Value Fund and Technology Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

   In addition, the following paragraph is inserted at the end of the "Portfolio Managers" section of the Prospectus:

      Douglas H. Pyle serves as the Small Cap Fund's portfolio manager. Mr. Pyle is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, Mr. Pyle was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that position, he was a First Vice President with Shearson Lehman Brothers, New York City, where he was responsible for research and portfolio management. Mr. Pyle is primarily responsible for the day-to-day management of the Small Cap Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

   Please keep this supplement with your Prospectus(es) for future reference.